EXHIBIT 4.02

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

LEXON TECHNOLOGIES, INC.

PROMISSORY NOTE

$250,000 Phoenix, Arizona

August 10, 1999

FOR VALUE RECEIVED, the undersigned, LEXON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to MILLER CAPITAL CORPORATION the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) (or so much thereof as shall not have been prepaid) on the earlier to occur of a Repayment Event (as defined herein) or December 10, 1999, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of eighteen percent (18%) per annum from the date hereof, payable monthly in advance on the 10th of each calendar month, commencing August 10, 1999 until said principal shall have been paid in full and to pay interest (so computed) at the rate of eighteen percent (18%) per annum on any overdue principal and, to the extent permitted by applicable law, on any interest overdue (without regard to any applicable grace period), until the same shall be paid in full. Payments of principal and interest are to be made to Miller Capital Corporation, at 4909 East McDowell Road, Phoenix Arizona 85008, in lawful money of the United States of America.

This Note is issued pursuant to the Securities Purchase Agreement dated as of even date herewith between the Company, the purchasers named therein and is also secured by and entitled to the benefits of that certain Security and Pledge Agreement dated as of the date hereof (the "Security Agreement") by the Company in favor of the secured parties named therein, that certain Continuing Guarantee dated as of the date hereof by Steven J. Peskaitis in favor of the beneficiaries named therein, and that certain Stock Pledge and Security Agreement dated as of the date hereof (the "Pledge Agreement") by Steven J. Peskaitis in favor of the secured parties named therein.

Upon the occurrence of the closing of any debt or equity financing transaction or series of related debt or equity financing transactions which results in net proceeds to the Company in an aggregate amount greater than or equal to $750,000 (a "Repayment Event"), the entire principal amount of this Note, together with accrued interest through the date of repayment, shall be due and payable in full. As provided in said Securities Purchase Agreement, this Note is subject to optional prepayment at any time prior to the scheduled maturity date of December 10, 1999; provided, however, that upon any repayment of this Note prior to December 10, 1999 (whether as a result of optional prepayment at the election of Borrower, upon the occurrence of a Repayment Event or otherwise), the Company agrees to pay, as additional compensation to the holder hereof, a prepayment fee in an amount equal to the amount of interest that would otherwise accrue under this Note (notwithstanding such prepayment) on the principal amount hereof so prepaid from the date of prepayment through and including December 10, 1999. Any prepayment fee will be due and payable immediately upon such full or partial prepayment, and any overdue prepayment fee shall bear interest at the rate applicable to overdue interest hereunder.

This Note and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the holder, except by will or the laws of descent and distribution, or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Note or the rights, interests and benefits hereof, other than as provided above, is null and void.

If an Event of Default (as defined in the Securities Purchase Agreement) shall occur, the principal of this Note and all accrued and unpaid interest may be declared by the holder of this Note to be due and payable without notice.

The Company waives demand, diligence, presentment for payment, protest and demand, notice of extension, dishonor, protest, demand and nonpayment of this Note. Notwithstanding any contrary provision of this Note, the Company shall not at any time be required to pay interest or other sums under or in connection with this Note in amounts which exceed the maximum amounts permitted to be contracted for under applicable law. If, as a result of any circumstances whatsoever, the Company shall be required by the terms hereof to pay interest or other sums under or in connection with this Note in amounts which exceed the maximum amounts permitted to be contracted for under applicable law, the obligations to be fulfilled by the Company under or in connection with this Note shall be reduced to the amounts permissible under applicable law.

This Note shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

LEXON TECHNOLOGIES, INC., a Delaware corporation

By____________________________

Title__________________________

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

LEXON TECHNOLOGIES, INC.

PROMISSORY NOTE

$250,000 Phoenix, Arizona

August 10, 1999

FOR VALUE RECEIVED, the undersigned, LEXON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to DICKERSON WRIGHT the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) (or so much thereof as shall not have been prepaid) on the earlier to occur of a Repayment Event (as defined herein) or December 10, 1999, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of eighteen percent (18%) per annum from the date hereof, payable monthly in advance on the 10th of each calendar month, commencing August 10, 1999 until said principal shall have been paid in full and to pay interest (so computed) at the rate of eighteen percent (18%) per annum on any overdue principal and, to the extent permitted by applicable law, on any interest overdue (without regard to any applicable grace period), until the same shall be paid in full. Payments of principal and interest are to be made to Dickerson Wright, 14366 Twisted Branch Road, Poway, California 92064, in lawful money of the United States of America.

This Note is issued pursuant to the Securities Purchase Agreement dated as of even date herewith between the Company, the purchasers named therein and is also secured by and entitled to the benefits of that certain Security and Pledge Agreement dated as of the date hereof (the "Security Agreement") by the Company in favor of the secured parties named therein, that certain Continuing Guarantee dated as of the date hereof by Steven J. Peskaitis in favor of the beneficiaries named therein, and that certain Stock Pledge and Security Agreement dated as of the date hereof (the "Pledge Agreement") by Steven J. Peskaitis in favor of the secured parties named therein.

Upon the occurrence of the closing of any debt or equity financing transaction or series of related debt or equity financing transactions which results in net proceeds to the Company in an aggregate amount greater than or equal to $750,000 (a "Repayment Event"), the entire principal amount of this Note, together with accrued interest through the date of repayment, shall be due and payable in full. As provided in said Securities Purchase Agreement, this Note is subject to optional prepayment at any time prior to the scheduled maturity date of December 10, 1999; provided, however, that upon any repayment of this Note prior to December 10, 1999 (whether as a result of optional prepayment at the election of Borrower, upon the occurrence of a Repayment Event or otherwise), the Company agrees to pay, as additional compensation to the holder hereof, a prepayment fee in an amount equal to the amount of interest that would otherwise accrue under this Note (notwithstanding such prepayment) on the principal amount hereof so prepaid from the date of prepayment through and including December 10, 1999. Any prepayment fee will be due and payable immediately upon such full or partial prepayment, and any overdue prepayment fee shall bear interest at the rate applicable to overdue interest hereunder.

This Note and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the holder, except by will or the laws of descent and distribution, or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Note or the rights, interests and benefits hereof, other than as provided above, is null and void.

If an Event of Default (as defined in the Securities Purchase Agreement) shall occur, the principal of this Note and all accrued and unpaid interest may be declared by the holder of this Note to be due and payable without notice.

The Company waives demand, diligence, presentment for payment, protest and demand, notice of extension, dishonor, protest, demand and nonpayment of this Note. Notwithstanding any contrary provision of this Note, the Company shall not at any time be required to pay interest or other sums under or in connection with this Note in amounts which exceed the maximum amounts permitted to be contracted for under applicable law. If, as a result of any circumstances whatsoever, the Company shall be required by the terms hereof to pay interest or other sums under or in connection with this Note in amounts which exceed the maximum amounts permitted to be contracted for under applicable law, the obligations to be fulfilled by the Company under or in connection with this Note shall be reduced to the amounts permissible under applicable law.

This Note shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

LEXON TECHNOLOGIES, INC., a Delaware corporation

By____________________________

Title__________________________

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

LEXON TECHNOLOGIES, INC.

PROMISSORY NOTE

$125,000 Phoenix, Arizona

August 10, 1999

FOR VALUE RECEIVED, the undersigned, LEXON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to STEPHEN A McCONNELL the principal sum of ONE HUNDRED TWENTY FIVE THOUSAND DOLLARS ($125,000) (or so much thereof as shall not have been prepaid) on the earlier to occur of a Repayment Event (as defined herein) or December 10, 1999, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of eighteen percent (18%) per annum from the date hereof, payable monthly in advance on the 10th of each calendar month, commencing August 10, 1999 until said principal shall have been paid in full and to pay interest (so computed) at the rate of eighteen percent (18%) per annum on any overdue principal and, to the extent permitted by applicable law, on any interest overdue (without regard to any applicable grace period), until the same shall be paid in full. Payments of principal and interest are to be made to Stephen A McConnell, 6700 East Solano Drive, Paradise Valley, Arizona 85253, in lawful money of the United States of America.

This Note is issued pursuant to the Securities Purchase Agreement dated as of even date herewith between the Company, the purchasers named therein and is also secured by and entitled to the benefits of that certain Security and Pledge Agreement dated as of the date hereof (the "Security Agreement") by the Company in favor of the secured parties named therein, that certain Continuing Guarantee dated as of the date hereof by Steven J. Peskaitis in favor of the beneficiaries named therein, and that certain Stock Pledge and Security Agreement dated as of the date hereof (the "Pledge Agreement") by Steven J. Peskaitis in favor of the secured parties named therein.

Upon the occurrence of the closing of any debt or equity financing transaction or series of related debt or equity financing transactions which results in net proceeds to the Company in an aggregate amount greater than or equal to $750,000 (a "Repayment Event"), the entire principal amount of this Note, together with accrued interest through the date of repayment, shall be due and payable in full. As provided in said Securities Purchase Agreement, this Note is subject to optional prepayment at any time prior to the scheduled maturity date of December 10, 1999; provided, however, that upon any repayment of this Note prior to December 10, 1999 (whether as a result of optional prepayment at the election of Borrower, upon the occurrence of a Repayment Event or otherwise), the Company agrees to pay, as additional compensation to the holder hereof, a prepayment fee in an amount equal to the amount of interest that would otherwise accrue under this Note (notwithstanding such prepayment) on the principal amount hereof so prepaid from the date of prepayment through and including December 10, 1999. Any prepayment fee will be due and payable immediately upon such full or partial prepayment, and any overdue prepayment fee shall bear interest at the rate applicable to overdue interest hereunder.

This Note and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the holder, except by will or the laws of descent and distribution, or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Note or the rights, interests and benefits hereof, other than as provided above, is null and void.

If an Event of Default (as defined in the Securities Purchase Agreement) shall occur, the principal of this Note and all accrued and unpaid interest may be declared by the holder of this Note to be due and payable without notice.

The Company waives demand, diligence, presentment for payment, protest and demand, notice of extension, dishonor, protest, demand and nonpayment of this Note. Notwithstanding any contrary provision of this Note, the Company shall not at any time be required to pay interest or other sums under or in connection with this Note in amounts which exceed the maximum amounts permitted to be contracted for under applicable law. If, as a result of any circumstances whatsoever, the Company shall be required by the terms hereof to pay interest or other sums under or in connection with this Note in amounts which exceed the maximum amounts permitted to be contracted for under applicable law, the obligations to be fulfilled by the Company under or in connection with this Note shall be reduced to the amounts permissible under applicable law.

This Note shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

LEXON TECHNOLOGIES, INC., a Delaware corporation

By____________________________

Title__________________________

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

LEXON TECHNOLOGIES, INC.

PROMISSORY NOTE

$125,000 Phoenix, Arizona

August 10, 1999

FOR VALUE RECEIVED, the undersigned, LEXON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to JOCK PATTON the principal sum of ONE HUNDRED TWENTY FIVE THOUSAND DOLLARS ($125,000) (or so much thereof as shall not have been prepaid) on the earlier to occur of a Repayment Event (as defined herein) or December 10, 1999, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of eighteen percent (18%) per annum from the date hereof, payable monthly in advance on the 10th of each calendar month, commencing August 10, 1999 until said principal shall have been paid in full and to pay interest (so computed) at the rate of eighteen percent (18%) per annum on any overdue principal and, to the extent permitted by applicable law, on any interest overdue (without regard to any applicable grace period), until the same shall be paid in full. Payments of principal and interest are to be made to Jock Patton, 5430 East Arcadia Lane, Phoenix, Arizona 850018, in lawful money of the United States of America.

This Note is issued pursuant to the Securities Purchase Agreement dated as of even date herewith between the Company, the purchasers named therein and is also secured by and entitled to the benefits of that certain Security and Pledge Agreement dated as of the date hereof (the "Security Agreement") by the Company in favor of the secured parties named therein, that certain Continuing Guarantee dated as of the date hereof by Steven J. Peskaitis in favor of the beneficiaries named therein, and that certain Stock Pledge and Security Agreement dated as of the date hereof (the "Pledge Agreement") by Steven J. Peskaitis in favor of the secured parties named therein.

Upon the occurrence of the closing of any debt or equity financing transaction or series of related debt or equity financing transactions which results in net proceeds to the Company in an aggregate amount greater than or equal to $750,000 (a "Repayment Event"), the entire principal amount of this Note, together with accrued interest through the date of repayment, shall be due and payable in full. As provided in said Securities Purchase Agreement, this Note is subject to optional prepayment at any time prior to the scheduled maturity date of December 10, 1999; provided, however, that upon any repayment of this Note prior to December 10, 1999 (whether as a result of optional prepayment at the election of Borrower, upon the occurrence of a Repayment Event or otherwise), the Company agrees to pay, as additional compensation to the holder hereof, a prepayment fee in an amount equal to the amount of interest that would otherwise accrue under this Note (notwithstanding such prepayment) on the principal amount hereof so prepaid from the date of prepayment through and including December 10, 1999. Any prepayment fee will be due and payable immediately upon such full or partial prepayment, and any overdue prepayment fee shall bear interest at the rate applicable to overdue interest hereunder.

This Note and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the holder, except by will or the laws of descent and distribution, or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Note or the rights, interests and benefits hereof, other than as provided above, is null and void.

If an Event of Default (as defined in the Securities Purchase Agreement) shall occur, the principal of this Note and all accrued and unpaid interest may be declared by the holder of this Note to be due and payable without notice.

The Company waives demand, diligence, presentment for payment, protest and demand, notice of extension, dishonor, protest, demand and nonpayment of this Note. Notwithstanding any contrary provision of this Note, the Company shall not at any time be required to pay interest or other sums under or in connection with this Note in amounts which exceed the maximum amounts permitted to be contracted for under applicable law. If, as a result of any circumstances whatsoever, the Company shall be required by the terms hereof to pay interest or other sums under or in connection with this Note in amounts which exceed the maximum amounts permitted to be contracted for under applicable law, the obligations to be fulfilled by the Company under or in connection with this Note shall be reduced to the amounts permissible under applicable law.

This Note shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

LEXON TECHNOLOGIES, INC., a Delaware corporation

By____________________________

Title__________________________